UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska    68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 6/30

Date of reporting period:    12/31/12

Item 1.  Reports to Stockholders.

TAYLOR XPLOR

MANAGED FUTURES STRATEGY FUND

SEMI-ANNUAL REPORT

December 31, 2012

Class A Shares (Symbol: TMFAX)

Class I Shares (Symbol: TMFIX)

1-888-895-6943

www.taylormutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Taylor Xplor Managed Futures Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

TAYLOR
Alternative Mutual Funds

Taylor Xplor

MANAGED FUTURES STRATEGY FUND

Class A: TMFAX
Class I: TMFIX

OVERVIEW

STRATEGY INCEPTION

October 1, 2012

FUND TYPE

Alternative Investment Mutual Fund

INVESTMENT GOALS

- Low correlation to markets and traditional asset classes
- Outperform long-biased equity strategies during times of stress
- Outperform the Barclay BTOP50 Index

MINIMUM INVESTMENT

Class A: $2,500
Class I: $500,000

TOTAL EXPENSE RATIO

	Gross	Net[1]
Class A:	2.47%	1.86%
Class I:	2.22%	1.61%

[1] The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until October 31, 2013.

REDEMPTION FEE

1% (if sold within 30 days of purchase)

INVESTMENT ADVISOR

Taylor Investment Advisors, LP
100 Crescent Court, Suite 525
Dallas, TX 75201
Phone: (214) 775-4200

Securities offered through Northern Lights Distributors, LLC Member FINRA

INVESTMENT SUB-ADVISOR

INVESTMENT TRADING MANAGER

Xplor Capital Management, LLC
35 Mason Street, Fourth Floor
Greenwich, CT 06830

ADMINISTRATOR

Gemini Fund Services, LLC
PO Box 541150
Omaha, NE 68154

INTRODUCTION

The Taylor Xplor Managed Futures Strategy Fund is intended to provide direct and easy access to managed futures strategies in a mutual fund format. The Fund allocates both long and short to an array of asset classes including commodities, currencies, equity indices and global interest rates. Taylor Xplor uses a systematic, active, multi-strategy approach that does not depend upon market direction and seeks to offer diversification across asset classes, global futures markets, and various durations and investment styles.

MARKET COMMENTARY

2012 was a terrific year for investing but was not without mini-crises. Financial markets started 2012 on a positive note with equities and credit markets extending their rally from late 2011 on optimism for continued global growth. This rally continued for most of the first quarter helped by supportive global central bank policies as well as normal seasonal support of capital flows. In the second quarter, however, a "risk off" theme driven primarily by renewed concerns about the ongoing banking and sovereign credit crisis in Europe emerged with particular focus on the health of southern Europe's banking system and speculation on whether Greece might exit the EU. Global markets bottomed at the end of June before turning more bullish after strong words of support by ECB head Mario Draghi who said the ECB would do whatever it took to support the Euro and the European banking system. The ensuing rally peaked in September immediately following the Federal Reserve's announcement of QE3, through which it intended to purchase a minimum of $40bn of mortgage backed securities on a monthly basis. Choppy markets followed in the final quarter as markets were dominated by a number of key themes which included another round of QE (4 for those still counting), the U.S. Presidential election, "Fiscal Cliff" drama and tax motivated activity ahead of anticipated changes in 2013. The November US presidential election, which at the time many thought was too close to call, caused stocks to sell off during October and the first part of November before recovering into year-end, in large part supported by the announcement of QE4. On December 12th, the Fed announced a plan to target 6.5% unemployment rate or 2.5% inflation rate and announced it would buy an additional $45bn worth of MBS and longer-term Treasuries per month ($85bn total). To put this into perspective, on an annualized basis, the Fed will be adding over $1tn of liquidity into a $16tn U.S. economy.

PERFORMANCE

	Oct 2012	Nov 2012	Dec 2012	Since Inception
TMFAX (without load)	-3.00%	0.72%	0.20%	-2.10%
TMFAX (max load*)	-8.75%	-5.03%	-5.55%	-7.85%
TMFIX	-2.90%	0.72%	0.31%	-1.90%
Barclay BTOP50 Index	-2.49%	0.36%	0.40%	-1.75%
S&P 500 Total Return Index	-1.85%	0.58%	0.91%	-0.38%
Barclays U.S. Aggregate Index	0.20%	0.16%	-0.14%	0.22%

**The Maximum sales charge (load) for Class A is 5.75%.*

0410-NLD-2/7/2013

New World, New Tools

www.TaylorMutualFunds.com

TAYLOR
Alternative Mutual Funds

Taylor Xplor
MANAGED FUTURES STRATEGY FUND

Class A: TMFAX
Class I: TMFIX

For the fourth quarter of 2012, the Taylor Xplor Managed Futures Strategy fund was down (-1.90%, -2.10% TMFIX, TMFAX). While negative for the period, the fund outperformed many of its peers and performed more or less in line with its benchmark, the Barclay BTOP50 Index (-1.75%). The fund benefitted from long positioning in global equity markets, but losses from long bond positions in the face of rising interest rates overwhelmed equity profits. Performance among commodity and currency positions was largely flat. In the following paragraphs, we provide a more detailed review of the quarter.

October proved to be one of the most challenging months of the last five years for the managed futures industry, as CTAs were impacted by trend reversals in interest rates, equities, commodities, and currencies. The Fund was not immune to these events and there were few bright spots for the portfolio during the month, as losses were broadly based across asset classes. Global interest rates, most notably in Germany and the United States (2 year, 5 year and 10 year notes) detracted from performance as yields unexpectedly rose on a combination of fundamental factors. In addition, small losses were experienced in U.S. stock index futures as equity prices fell for the month on renewed fears of a global economic slowdown combined with profit-taking ahead of the U.S. presidential election. Currency markets were trendless and choppy, resulting in losses for long Canadian dollar and Japanese Yen positions. Despite general weakness in the commodities portfolio, the lone bright spot for the portfolio was in soft commodities where the Fund saw solid gains from short positions in cotton, sugar, and coffee.

In November, with U.S. Presidential election results in the rearview mirror, investor attention turned to concerns including the potential for significant global economic slowing in Europe and China, and the impending "fiscal cliff" in the United States. As a result, capital initially flowed out of equities and into bond markets, which translated into gains for the Fund across its long interest rate positions. Equity markets generally recovered at the end of the month to finish slightly positive, benefitting the Fund as a result of its net long U.S. equity positioning. Despite choppy price action in global equity markets, currencies traded in a relatively narrow range (with exception of the Japanese Yen), yet the Fund was able to generate modest gains in its long Australian Dollar, Canadian Dollar and Mexican Peso positions. In the energy space, the Fund was long natural gas and continued to benefit from its rally off of record lows recorded in April. The Fund also generated positive performance in grains (corn, meal, soybeans) that were offset by modest losses in metals (silver) and soft commodities, primarily due to short term reversals in cotton.

During December, global financial markets were for the most part trendless and choppy as the fiscal cliff negotiations played out in Washington and the press in December. Initial optimism that a compromise or grand bargain might be reached was followed by the uncertainty of a watered-down deal. This drama produced modest gains for global equity markets and the dollar, but a selloff in global interest rates and precious metals. Most sectors finished the month with positive returns, with soft commodities, currencies and metals leading the way. The largest gains for the month came in the commodity complex driven by short positions in soft commodities. The Fund also profited from short positioning in precious metals (gold, silver) as they continued to sell off into year-end driven by rumors of liquidations by a number of hedge funds and speculation that further quantitative easing from the Fed might not materialize. The Fund's short positioning in grains and long positioning in energy markets both contributed positively during the month in a continuation of recent trends. The Fund generated modest profits from net long positioning in the global equity markets, which recovered from early month losses on fears of a fiscal cliff related slowdown. However the Fund experienced losses in long global interest rate positions as rates moved generally higher across world markets. Finally, in currencies, the Fund was modestly profitable in its long USD and short Japanese Yen positions, which benefitted from expectations of more aggressive monetary easing from the Bank of Japan.

0410-NLD-2/7/2013

New World, New Tools

www.TaylorMutualFunds.com

TAYLOR
Alternative Mutual Funds

Taylor Xplor
MANAGED FUTURES STRATEGY FUND

Class A: TMFAX
Class I: TMFIX

OUTLOOK FOR 2013

We are optimistic about the macro environment for the Fund in 2013 as we anticipate a recovering global economy supported by reflationary central bank policies, particularly in the United States, Europe and Japan. While we believe investors are growing more immune to the dysfunctional U.S. political theater, we expect periodic spikes in volatility as market psychology is affected by negotiations on the U.S. debt ceiling, sequester, and tax policies. 2013 may also see the beginning of a rotation out of bonds and fixed income investments, as a result of stronger than anticipated global economic growth. An increase in interest rates may be most pronounced at the long end of the yield curve, leading to volatility and trading opportunities for the Fund. Similarly, we expect to see an increase in volatility and opportunities in the currency markets, with the most significant themes revolving around a weaker Yen as a result of aggressive monetary policy from the Bank of Japan. There is also a good chance that the U.S. demonstrates stronger than expected growth, despite higher taxes and political wrangling, resulting in a stronger USD. The Fund's strategy is agnostic to market direction and may be expected to perform best when there is persistence in price action across its invested asset classes, which we expect will occur in 2013.

GLOSSARY:

Barclay BTOP50 Index: The BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe.

Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index is the most common index used to track the performance of investment grade bonds in the U.S. The Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

Long Investing: Generally refers to the purchase of interests or securities (for example, equities, bonds or futures contracts) by an investor with the expectation that they may be subsequently sold at a higher price.

Short Investing: Generally refers to the selling of interests or securities (for example, equities, bonds or futures contracts) that are not presently owned by the investor, but are borrowed with the expectation that they may be subsequently bought at a lower price.

S&P 500 Index: The S&P 500® has been widely regarded as the best single gauge of the large cap U.S. equities market since the index was first published in 1957. The index has over US$ 5.58 trillion benchmarked, with index assets comprising approximately US$ 1.31 trillion of this total. The index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

INVESTMENT STYLE DEFINITIONS:

Counter-Trend Recognition: Strategies that seek to capture limited reactionary moves against established trends or within trading ranges (consolidation areas).

Fundamental Information Synthesis: Strategies that analyze quantitative fundamentals such as interest rates, earnings, and macro–economic data which correspond to price movements in the relevant instrument. The strategies then project, using the fundamental data, the direction, the extent and duration of future price movements.

Momentum Recognition: Strategies that assess an instrument's strength or weakness (either on an absolute basis, relative to its history, or relative to some peer group) and target the strongest (weakest) for long (short) positions.

Pattern Recognition: Strategies that seek to exploit time-sensitive phenomena of the trading markets, for example, high frequency and pattern matching analysis, inter- and intra-market forward curve analysis, option-based analytics.

Trend Following: Strategies that seek to capture large portions of significant price moves, both up and down, while minimizing losses in volatile or sideways market action.

0410-NLD-2/7/2013

New World, New Tools

www.TaylorMutualFunds.com

Taylor Xplor Managed Futures Strategy Fund
PORTFOLIO REVIEW
December 31, 2012 (Unaudited)

Holdings by Asset Class	% of Net Assets
Money Market Fund	38.8%
Commodity Trading Advisors	24.7%
U.S. Government & Agency Obligations	20.4%
Bonds & Notes	20.2%
Other / Cash & Cash Equivalents	(4.1)%
100.0%
Please refer to the Consolidated Portfolio of Investments in this report for a detailed analysis of the Fund's holdings.

	Taylor Xplor Managed Futures Strategy Fund
	CONSOLIDATED PORTFOLIO OF INVESTMENTS
	December 31, 2012 (Unaudited)
Shares				Value

	COMMODITY TRADING ADVISORS - 24.7%
350	Xplor Global CTA Fund (SPC), Ltd Class 4X Lead Series * +			$324,005
50	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 10/12/2012 * +			48,554
90	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 10/22/2012 * +			92,663
20	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 11/28/2012 * +			20,315
570	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/05/2012 * +			582,845
364	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/20/2012 * +			363,717
315	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/24/2012 * +			320,913
	TOTAL COMMODITY TRADING ADVISORS ( Cost - $1,759,000)			1,753,012

Principal ($)		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 20.2%
	BANKS - 4.3%
$30,000	Capital One Financial Corp.	2.1250	7/15/2014	30,531
30,000	Citigroup Inc.	5.1250	5/5/2014	31,541
40,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands	3.3750	1/19/2017	42,862
40,000	Deutsche Bank AG/London	4.8750	5/20/2013	40,626
50,000	Goldman Sachs Group, Inc./The	3.6250	2/7/2016	52,847
30,000	JPMorgan Chase & Co.	4.6500	6/1/2014	31,578
40,000	Morgan Stanley	4.7500	4/1/2014	41,337
30,000	Wells Fargo & Co.	3.6250	4/15/2015	31,852
				303,174
	BEVERAGES - 2.2%
125,000	Anheuser-Busch InBev Worldwide, Inc.	1.3750	7/15/2017	126,158
30,000	Dr Pepper Snapple Group, Inc.	2.9000	1/15/2016	31,674
				157,832
	DIVERSIFIED FINANCIAL SERVICES - 1.4%
30,000	American Express Credit Corp.	2.8000	9/19/2016	31,713
65,000	General Electric Capital Corp.	2.1000	1/7/2014	66,027
				97,740
	FOOD - 0.7%
50,000	Kellogg Co.	1.1250	5/15/2015	50,352

	INSURANCE - 2.0%
45,000	American International Group, Inc.	3.8000	3/22/2017	48,553
40,000	Berkshire Hathaway, Inc.	2.2000	8/15/2016	41,687
45,000	Prudential Financial, Inc.	3.8750	1/14/2015	47,578
				137,818
	INTERNET - 0.6%
45,000	eBay, Inc.	1.3500	7/15/2017	45,467

	MEDIA - 4.9%
115,000	COX Communications, Inc.	5.4500	12/15/2014	125,539
100,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	4.7500	10/1/2014	106,493
30,000	NBCUniversal Media LLC	2.1000	4/1/2014	30,520
80,000	Time Warner Cable, Inc.	3.5000	2/1/2015	84,418
				346,970

See accompanying notes to financial statements.
	Taylor Xplor Managed Futures Strategy Fund
	CONSOLIDATED PORTFOLIO OF INVESTMENTS
	December 31, 2012 (Unaudited) (Continued)
Principal ($)		Coupon Rate (%)	Maturity	Value
	METAL FABRICATE/HARDWARE - 0.5%
$35,000	Precision Castparts Corp.	1.2500	1/15/2018	$35,047

	MINING - 0.4%
30,000	Barrick Gold Corp.	1.7500	5/30/2014	30,381

	OIL & GAS - 0.4%
30,000	BP Capital Markets PLC	1.8460	5/5/2017	30,638

	PIPELINES - 0.5%
30,000	Enterprise Products Operating LLC	5.6000	10/15/2014	32,472

	RETAIL - 0.6%
45,000	Walgreen Co.	1.0000	3/13/2015	45,049

	TELECOMMUNICATIONS - 1.7%
30,000	Rogers Communications, Inc.	6.3750	3/1/2014	31,921
85,000	Verizon Communications, Inc.	2.0000	11/1/2016	87,949
				119,870

	TOTAL BONDS & NOTES ( Cost - $1,434,973)			1,432,810

	GOVERNMENT & AGENCY OBLIGATIONS - 20.4%
125,000	Federal National Mortgage Association	0.6250	10/30/2014	125,759
125,000	Federal National Mortgage Association	1.2500	2/27/2014	126,456
215,000	United States Treasury Note/Bond	0.2500	5/31/2014	215,084
265,000	United States Treasury Note/Bond	0.3750	11/15/2014	265,600
155,000	United States Treasury Note/Bond	0.3750	11/15/2015	155,121
155,000	United States Treasury Note/Bond	0.5000	10/15/2014	155,684
155,000	United States Treasury Note/Bond	0.6250	11/30/2017	154,437
245,000	United States Treasury Note/Bond	1.2500	10/31/2015	251,221
	TOTAL GOVERNMENT & AGENCY OBLIGATIONS ( Cost - $1,449,860)			1,449,362

Shares
	MONEY MARKET FUND - 38.8%
2,760,573	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.14% (a) (Cost $2,760,573)			2,760,573

	TOTAL INVESTMENTS - 104.1% ( Cost - $7,404,406) (b)			$7,395,757
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.1) %			(289,265)
	NET ASSETS - 100.0%			$7,106,492

* Non-income producing investment.
+ All or a portion of this investment is a holding of TXMFS Fund Limited.
(a) Money market fund; interest rate reflects the seven-day effective yield on December 31, 2012.
(b) Represents cost for financial reporting purposes. Aggregate cost for tax purposes is $7, 404,406 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:		$383
		Unrealized depreciation:		(9,032)
	Net unrealized depreciation:			$ (8,649)

See accompanying notes to financial statements.

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012 (Unaudited)

ASSETS
Investment securities:
At cost	$ 7,404,406
At value	$ 7,395,757
Due from advisor	43,689
Interest receivable	13,248
Prepaid expenses and other assets	49,719
TOTAL ASSETS	7,502,413

LIABILITIES
Payable for investments purchased	386,525
Fees payable to other affiliates	9,310
Payable for Fund shares repurchased	75
Distribution (12b-1) fees payable	11
TOTAL LIABILITIES	395,921
NET ASSETS	$ 7,106,492

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 7,125,279
Accumulated net investment loss	(10,138)
Net unrealized depreciation of investments	(8,649)
NET ASSETS	$ 7,106,492

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 8,254
Shares of beneficial interest outstanding	843
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)	$ 9.79
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (a)	$ 10.39

Class I Shares:
Net Assets	$ 7,098,238
Shares of beneficial interest outstanding	723,937
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.81

(a) Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period September 28, 2012* to December 31, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$ 1,128
TOTAL INVESTMENT INCOME	1,128

EXPENSES
Investment advisory fees	10,306
Distribution (12b-1) fees:
Class A	52
Professional fees	12,090
Administrative services fees	9,973
Accounting services fees	7,978
Transfer agent fees	6,232
Compliance officer fees	4,610
Registration fees	4,354
Printing and postage expenses	3,085
Custodian fees	2,618
Trustees fees and expenses	1,719
Insurance expense	997
Non 12b-1 shareholder servicing	498
Other expenses	748
TOTAL EXPENSES	65,260

Less: Fees waived and expenses reimbursed	(53,994)

NET EXPENSES	11,266
NET INVESTMENT LOSS	(10,138)

UNREALIZED LOSS ON INVESTMENTS
Net change in unrealized appreciation (depreciation) of:
Security transactions	(8,649)
NET UNREALIZED LOSS ON INVESTMENTS	(8,649)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (18,787)

* Commencement of Operations.

See accompanying notes to financial statements.

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the Period
September 28, 2012**
to December 31, 2012
(Unaudited)
FROM OPERATIONS
Net investment loss	$ (10,138)
Net change in unrealized appreciation (depreciation) of
security transactions	(8,649)
Net decrease in net assets resulting from operations	(18,787)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	105,034
Class I	7,507,343
Payments for shares redeemed:
Class A	(95,000)
Class I	(392,098)
Net increase in net assets from shares of beneficial interest	7,125,279

TOTAL INCREASE IN NET ASSETS	7,106,492

NET ASSETS
Beginning of Period	-
End of Period *	$ 7,106,492
*Includes accumulated net investment loss of:	$ (10,138)

** Commencement of Operations.

SHARE ACTIVITY
Class A:
Shares Sold	10,507
Shares Redeemed	(9,664)
Net increase in shares of beneficial interest outstanding	843

Class I:
Shares Sold	763,944
Shares Redeemed	(40,007)
Net increase in shares of beneficial interest outstanding	723,937

** Commencement of Operations.

See accompanying notes to financial statements.

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A	Class I
	Period* Ended	Period* Ended
	December 31,	December 31,
	2012	2012
	(Unaudited)	(Unaudited)
Net asset value, beginning of period	$ 10.00	$ 10.00

Activity from investment operations:
Net investment loss (1)	(0.04)	(0.03)
Net unrealized
loss on investments	(0.17)	(0.16)
Total from investment operations	(0.21)	(0.19)

Net asset value, end of period	$ 9.79	$ 9.81

Total return (2)(5)	(2.10%)	(1.90%)

Net assets, at end of period (000s)	$ 8	$ 7,098

Ratio of gross expenses to average
net assets (3)(4)	12.13%	9.28%
Ratio of net expenses to average
net assets (4)	1.86%	1.61%
Ratio of net investment loss
to average net assets (4)	(1.76%)	(1.45%)

Portfolio Turnover Rate (5)	0%	0%
*	Commencement of Operations was September 28, 2012.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4)	Annualized for periods less than one full year.
(5) Not annualized.

See accompanying notes to financial statements.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2012 (Unaudited)

1.

ORGANIZATION

The Taylor Xplor Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently offers two distinct share classes; Class A and Class I shares. The Fund seeks to positive absolute returns. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A and I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Adviser’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.   Investments in Commodity Trading Advisors’ Managed Futures Programs are valued at a fair value based on the net asset value as reported by Commodity Trading Advisors.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2012 for the Fund’s assets measured at fair value:

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

Assets *	Level 1	Level 2	Level 3	Total
Commodity Trading Advisors	$ -	$ 1,753,012	$ -	$ 1,753,012
Bonds & Notes	-	1,432,810	-	1,432,810
U.S. Government & Agency Obligations	-	1,449,362	-	1,449,362
Money Market Fund	2,760,573	-	-	2,760,573
Total	$ 2,760,573	$ 4,635,184	$ -	$ 7,395,757

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

* See Portfolio of Investments for industry classification.

Consolidation of Subsidaries – The consolidated financial statements of the Fund include TXMFS Fund Limited (“TXMFS”), a wholly-owned and controlled foreign subsidiary.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investments in the TXMFS is as follows:

TXMFS Fund Limited ("TXMFS") *
December 31, 2012
Fair Value of Systematic Trading Companies	$ 1,753,012
Other Assets	$ -
Total Net Assets	$ 1,753,012

Percentage of the Fund's Total Net Assets	24.67%

* TXMFS commenced operations on October 4, 2012.

For tax purposes, TXMFS is an exempted Cayman investment company.  TXMFSL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, PFSFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax.  However, as a wholly-owned Controlled Foreign Corporation, TXMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

 futures programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk - Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the period ended December 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $3,447,139 and $0, respectively.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Taylor Investment Advisors, LP, serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged BlackRock Investment Management, LLC (“BlackRock”) as the sub-advisor to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets up to and including $500 million and 1.25% on assets above $500 million. Pursuant to a sub-advisory agreement, the Advisor pays BlackRock a sub-advisory fee, computed and accrued daily and paid monthly.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until October 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) do not exceed 1.86% and 1.61% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. For the period ended December 31, 2012, the Advisor waived fees and reimbursed expenses in the amount of $53,994.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.86% and 1.61% of average daily net assets attributable to Class A and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.86% and 1.61% of average daily net assets for each share class. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 1.86% and 1.61%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares.   The Distributor is an affiliate of GFS. For the period ended December 31, 2012, the Distributor did not received any underwriting commissions for sales of Class A shares.

Trustees- Effective February 23, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $3,000 per quarter for each Independent Trustee, plus $2,000 per year for the Chairman of the Audit Committee and the Chairman of the Board of Trustees.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the period ended December 31, 2012, the Fund did not assess any redemption fees.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

6.  UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds- Money Market Portfolio, (the “Fidelity Money Market Fund”).  The Fund may redeem its investment from the Fidelity Money Market Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Money Market Fund.  The financial statements of the Fidelity Money Market Fund, including the portfolio of investments, can be found at www.fidelity.com or the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of December 31, 2012 the percentage of the Fund’s net assets invested in the Fidelity Money Market Fund was 38.8%.

7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act.  As of December 31, 2012, Charles Schwab & Co. account, holding shares for the benefit of others in nominee name, held approximately 39% of the voting securities of the Fund.

8.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the consolidated financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these consolidated financial statements.

Taylor Xplor Managed Futures Strategy Fund

EXPENSE EXAMPLES

December 31, 2012 (Unaudited)

As a shareholder of the Taylor Xplor Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value	Ending Account Value 12/31/12	Expenses Paid During Period*	Expense Ratio During Period+
Class A	$1,000.00	$ 979.00	$4.59	1.86%
Class I	1,000.00	981.00	3.98	1.61

Hypothetical (5% return before expenses)	Beginning Account Value	Ending Account Value 12/31/12	Expenses Paid During Period*	Expense Ratio During Period+
Class A	$1,000.00	$1,015.83	$9.45	1.86%
Class I	1,000.00	1,017.09	8.19	1.61

*Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (91) divided by the number of days in the fiscal year (365).

"Hypothetical" expense information for the Portfolio is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

+Annualized.

Approval of Advisory Agreement – Taylor Xplor Managed Futures Strategy Fund

In connection with a meeting held on May 30 & 31, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Agreement”) between Taylor Investment Advisors (“TIA” or the “Adviser”) and the Trust, on behalf of the Taylor Xplor Managed Futures Strategy Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the approval of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the nature of TIA’s operations, its experience with a managed futures strategy, and the experience generally of the management team.  They reviewed financial information provided by TIA and discussed the presentation made by representatives of TIA during the Meeting.  The Board concluded that the adviser brings significant “alternative” investing experience to the process, would be able to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider its past performance.  However, the Trustees reviewed the performance of the Taylor Navigator Macro Fund LP, for which TIA serves as investment adviser, and discussed the lack of correlation between the LP and the various traditional and alternative indexes.  The Board concluded that the adviser has the potential to deliver favorable performance.

Fees and Expenses. The Board noted that the adviser proposed to charge an annual advisory fee of 1.45% of the average net assets of the Fund.  The Trustees compared the Fund’s advisory fee  to a peer group selected by the adviser, of which the proposed advisory fee was near the average, and  to the adviser’s fees for other funds the adviser manages, noting that the proposed fee was only 0.20% above the typical non-performance based fee the adviser charges.  They discussed the limited number of comparable funds due to the fairly unique nature of the strategy and that TIA would be paying sub-advisory fees.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, were reasonable.

Economies of Scale.  The Board considered whether the Fund would experience economies of scale.  The Trustees noted that TIA had agreed to reduce its management fee by 0.20% on assets above $500 million should the Fund reach that asset level.  After discussion, it was the consensus of the Board that based on the information provided by the adviser regarding the expected asset growth and comparable fees, the negotiated a breakpoint of 0.20% on assets above $500 million was an appropriate level and amount to share economies with shareholders.

Profitability.  The Board considered the anticipated profits to be realized by TIA in connection with the operation of Taylor and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the side benefits to be realized by TIA from other activities related to the Fund.  The Trustees concluded that because of the expense limitation agreement and expected asset levels, and based on the adviser’s profitability estimates, the Board was satisfied that TIA’s level of profitability from its relationship with the Fund would be reasonable.

 Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Approval of Sub-Advisory Agreement

In connection with a regular meeting held on August 16, 2012, the Board of the Trustees discussed the approval of the sub-advisory agreement between BlackRock Investment Management, LLC (“BlackRock”) and the Adviser to manage Taylor Xplor Managed Futures Strategy Fund (the “Sub-Advisory Agreement”).  In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees discussed the nature of the BlackRock’s operations, and the specific experience of the firm’s personnel that will be assigned to provide services to the Fund.  The Board then reviewed BlackRock’s litigation history, which the Board agreed was insignificant due to the size of its operations. The Board noted that BlackRock’s strong reputation as an industry leader and its association with Taylor would benefit the shareholders of Taylor and to the Trust.  The Trustees concluded that BlackRock has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  The Board considered the past performance of BlackRock with respect to a composite of short-term taxable fixed income accounts compared to a fixed income index.  The Board noted BlackRock’s historically strong track record and concluded that BlackRock has the potential to deliver reasonable performance.

Fees and Expenses.  The Board noted that BlackRock proposed a fee of 0.35% for the first $1 million of Fund assets, thereafter the fee would decrease on a set sliding scale as Fund assets increased to a minimum of 0.15%.  The Trustees concluded that the sub-advisory fee appears reasonable, particularly when taking into account with the opportunity for Fund shareholders to have access to an investment firm like BlackRock.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to fees charged by BlackRock, and noted that the proposed sub-advisory fee includes breakpoints.  The Trustees noted that the sub-adviser breakpoints take effect at much lower asset levels than the adviser breakpoint.  It was the consensus of the Trustees that this divergence was acceptable in light of the risk taken by the Adviser in providing the expense cap.  After discussion, it was the consensus of the Board that the breakpoints in the Sub-Advisory Agreement were acceptable.

Profitability.  The Board considered the anticipated profits to be realized by BlackRock in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory service provided to the Fund.  It was noted that due to the overall size of Blackrock and the complexity of its operations, BlackRock stated that it was unable to provide the Board with a profitability analysis. However, Ms. Strasser stated that Thompson Hine reviewed BlackRock’s public financials and, based on representations made by TIA regarding the size of the Fund, generated a profitability analysis for the Board’s consideration.  The Board also considered whether BlackRock would receive other benefits from activities related to the Fund of which none were identified.  The Trustees concluded that because of the Fund’s expected asset levels and the breakpoints included in the Sub-Advisory Agreement, the Board was satisfied that with sub-adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion. Having requested and received such information from BlackRock as the Board believed to be reasonably necessary to evaluate the terms of the investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure is reasonable and that approval is in the best interests of the Trust and the shareholders of Taylor.

PRIVACY NOTICE

Rev. April 2012

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-895-6943 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-895-6943.

INVESTMENT ADVISOR

Taylor Investment Advisors, LP

100 Crescent Court, Suite 525

Dallas, TX  75201

INVESTMENT SUB-ADVISOR

BlackRock Investment Management, LLC

One University Square Drive

Princeton, NJ 08540

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

2/28/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

2/28/13

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

2/28/13